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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 27, 2005



                           Edgewater Technology, Inc.
             (Exact name of registrant as specified in its charter)



          Delaware                       0-20971                 71-0788538
(State or other jurisdiction of        (Commission             (IRS Employer
      incorporation)                   File Number)          Identification No.)


                             20 Harvard Mill Square
                         Wakefield, Massachusetts 01880
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (781) 246-3343

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2-(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 5.02       Departures of Directors or Principal Officers; Election of
                Directors; Appointment of Principal Officers.

        (a)       Not applicable.

        (b) On October 27, 2005, Edgewater Technology, Inc. (the "Company") announced that Bob L. Martin, a member of the Company's Board of Directors (the "Board"), has informed the Board and the Board's Corporate Governance and Nominating Committee that he will resign from the Board, and from the Board's Audit Committee and Corporate Governance and Nominating Committee and as Chairperson of the Compensation Committee, effective as of October 27, 2005.

        (c)       Not applicable.

        (d) The Company on October 27, 2005 also announced the election of Barry White to its Board of Directors, effective as of October 27, 2005, to fill the vacancy that was created by the retirement of Mr. Martin.

                  With Mr. Martin's departure from the Board, Mr. White will assume the position of Chairperson of the Board's Compensation Committee. Paul Guzzi, a current member of the Company's Board, will fill the vacancy on the Audit Committee created by the departure of Mr. Martin.

                  A copy of the press release announcing the resignation of Mr. Martin and the election of Mr. White, information regarding Mr. White's business experience and the strengths he brings to the Company's Board, and other changes related to the Board's committees in connection with Mr. Martin's departure and Mr. White's election is filed as an exhibit to this Form 8-K.




Item 9.01       Financial Statements and Exhibits

        (c)             The Company hereby files the following exhibit:




  Exhibit Number    Description of Exhibit
  --------------    ------------------------------------------------------------

       99.1 Press Release issued by Edgewater Technology, Inc. dated October 27, 2005.




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SIGNATURE:

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: October 27, 2005
                                         EDGEWATER TECHNOLOGY, INC.


                                         /s/ Kevin R. Rhodes
                                         ---------------------------------------
                                         Name:  Kevin R. Rhodes
                                         Title: Chief Financial Officer
                                               (Duly Authorized Officer)










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